EXHIBIT 32.1

           CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                 906 OF THE SARBANES-OXLEY ACT OF 2002
 The undersigned, Garrett Sullivan, the Chief Financial Officer of Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED this 29th day of March 2004.

/s/ Garrett Sullivan
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Garrett Sullivan

Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.